UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            CAPSOURCE FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)

                COLORADO                                84-1334453
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2305 CANYON BOULEVARD, SUITE 103, BOULDER COLORADO              80302
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   (Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                   Name of each exchange on which
          to be so registered                   each class is to be registered
                (NONE)                                       (NONE)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-100389 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
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                                (Title of class)

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                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the securities to be registered hereunder is set forth under the captions "Description of Securities" and "Common Stock" in the registrant's registration statement on Form SB-2, Registration No. 333-100389, filed with the Securities and Exchange Commission on October 7, 2002, and thereafter amended and supplemented by Amendment No. 1 to Form SB-2, Amendment No. 2 to Form SB-2 and Post-Effective Amendment No. 1, filed with the Securities and Exchange Commission on December 9, 2002, December 24, 2002, and February 25, 2003 respectively (the "Registration Statement"), which description is hereby incorporated herein by reference. The registrant's form of prospectus filed with the Securities and Exchange Commission on April 7, 2003, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

ITEM 2. EXHIBITS.

         The following exhibits are filed as part of this registration statement:

                  1. Registrant's Articles of Incorporation, as amended (filed with the Commission as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-100389, as amended, and incorporated herein by reference).

                  2. Registrant's By-laws (filed with the Commission as Exhibit
         3.2 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-100389, as amended, and incorporated herein by reference).

                  3. Registrant's Specimen of Common Stock Certificate (filed with the Commission as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-100389, as amended, and incorporated herein by reference).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       CAPSOURCE FINANCIAL, INC.


Dated:  July 8, 2003                   By  /s/ Steven E. Reichert
       --------------                    ---------------------------------------
                                           Steven E. Reichert, Vice President


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